FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2000

                          FINANCIAL INSTITUTIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            New York                      0-26481              16-0816610
-------------------------------     ---------------------    ----------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

  220 Liberty Street, Warsaw, New York                         14569
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code (716) 786-1100

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

      Financial Institutions, Inc. issued a news release on November 2, 2000, which is filed with this report as Exhibit 99.

Item 7. Exhibits

      An exhibit filed with this report is identified in the Exhibit Index At Page 3.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              FINANCIAL INSTITUTIONS, INC.
                                                      (Registrant)


November 2, 2000                              /s/ Peter G. Humphrey
----------------                              ----------------------------------
     Date                                     Peter G. Humphrey, President & CEO

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                                  EXHIBIT INDEX

                                                                           Page

Exhibit 99       News Release Dated November 2, 2000                        4